Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _______, 2006 (the “Effective Date”), among Zynex Medical Holdings Inc., a Nevada corporation (the “Company”) and ________ or his designees (the “Purchaser”). Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Securities Purchase Agreement between the Company and the Purchaser dated _______, 2006, as may be amended from time to time (the “Purchase Agreement”).

RECITALS

WHEREAS, the Purchaser has entered into the Purchase Agreement with the Company pursuant to which the Purchaser has agreed to purchase Common Stock in the amount set forth in such Purchase Agreement (the “Shares”). Pursuant to the Purchase Agreement, the Company has also agreed to issue Warrants to the Purchaser to purchase Common Stock in the amount set forth in the Purchase Agreement (the “Warrant Shares”).

WHEREAS, as a condition to the purchase of the Common Stock and the potential exercise of Warrants by the Purchaser, the parties have agreed to enter into this Agreement.

AGREEMENT

THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.	Definitions and Interpretation

a. Certain Definitions

As used in this Agreement, the following capitalized terms shall have the following meanings:

(i) “1933 Act” means the Securities Act of 1933, as amended.

(ii) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(iii) “Common Stock” means shares of the Company’s Common Stock, $.001 par value.

(iv) “Other Purchasers” means other parties that purchased Securities from the Company on substantially the same terms and in the same offering by the Company and Broker as the Securities are being purchased by the Purchaser.

(v) “Registrable Securities” means (i) the Shares, (ii) the Warrant Shares and (iii) any shares or other securities of the Company issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event, excluding shares or other securities sold or transferred pursuant to an effective registration statement, sold or otherwise transferred pursuant to Rule 144 under the 1933 Act, sold or otherwise transferred pursuant to a transfer not requiring registration under the 1933 Act, held by Purchaser or an Other Purchaser who at such time is not an Affiliate of the Company and that are eligible for sale pursuant to Rule 144(k) under the 1933 Act, and held by Purchaser or an Other Purchaser who at such time is an Affiliate of the Company if all of such shares or other securities are eligible for sale pursuant to Rule 144 under the 1933 Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the 1933 Act.

(vi) “Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including all applicable registration and filing fees imposed by the SEC and any securities exchange or market on which the Registrable Securities are required to be listed and/or quoted, as the case may be, all fees and expenses incurred in connection with compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel) in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws, all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing Purchaser or any underwriter or agent acting on behalf of Purchaser (other than the Broker), and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by Purchaser, all of which shall be borne by Purchaser in all cases.

(vii) “Registration Statement” means a registration statement of the Company (and any other entity required to be a registrant pursuant to the requirements of the 1933 Act) covering all or a part of the Registrable Securities under the 1933 Act for which the Company is eligible, including all amendments (including post-effective amendments), exhibits and materials incorporated by reference therein.

(viii) “SEC” means the United States Securities and Exchange Commission.

(ix) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Purchaser.

(x) “Shelf Registration Statement” shall mean a Registration Statement on Form SB-2 (or any successor form) filed pursuant to Rule 415 of Regulation C promulgated under the 1933 Act (or any successor rule) covering the Shares and the Warrant Shares.

b. Rules of Interpretation

(i) Each term defined in the singular form in Section 1.a or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

(ii) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

(iii) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

(iv) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

c. Construction

The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

2. Registration Rights

a. Agreement to Register Registrable Securities

(i) The Company shall use its commercially reasonable efforts to (a) file within ninety (90) days of the Closing Date a Shelf Registration Statement to register 100% of the Registrable Securities issued to the Purchaser in connection with the Purchase Agreement and the Registrable Securities issued to the Other Purchasers, and thereafter to cause the Shelf Registration Statement to be declared effective by the SEC as to resales by the Purchasers and the Other Purchasers; and (b) cause the Shelf Registration Statement to remain effective for the shorter of the period expiring (A) twenty-four (24) months following the Closing Date or (B) the date on which all shares comprising the Registrable Securities of the Purchaser and the other Purchasers may be sold pursuant to Rule 144 under the 1933 Act in any three-month period in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i). The Company shall promptly: (x) notify the Purchaser after it has received notice of the time when the Shelf Registration Statement has been declared effective or any supplement to any prospectus forming a part of the Shelf Registration Statement has been filed; (y) notify the Purchaser of any request by the SEC for the amending or supplementing of the Shelf Registration Statement or prospectus or if additional information is required to be filed in connection with the Shelf Registration Statement, and shall use its commercially reasonable efforts to prepare and file with the SEC such amendment or supplement or such additional information; and (z) notify the Purchaser of the Company’s receipt of, or knowledge of the issuance of, any stop order by the SEC suspending the effectiveness of any the Shelf Registration Statement and use the Company’s commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order has been issued. The Purchaser shall not, nor shall the Purchaser be entitled to, resell any such shares in reliance upon the Shelf Registration Statement after the Shelf Registration Statement is no longer effective.

(ii) Notwithstanding subsection (i) above, the Company shall not be required to take any action with respect to the registration or the declaration or continuation of effectiveness of the Shelf Registration Statement for a period not to exceed sixty (60) days (a “Suspension Period”) following notice to the Purchaser and the Other Purchasers from the Company (a “Suspension Notice”) of the Company’s determination in good faith of the existence of any state of facts or the happening of any event (including without limitation pending negotiations relating to, or the consummation of a transaction, or the occurrence of any event which in the opinion of the Company might require additional disclosure of material, non-public information by the Company in the Shelf Registration Statement as to which the Company believes it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the published rules and regulations of the SEC promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time) which might reasonably result in (a) the Shelf Registration Statement, any amendment or post-effective amendment thereto, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the prospectus issued under the Shelf Registration Statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Upon receipt of a Suspension Notice from the Company, the Purchaser will forthwith discontinue disposition of all such shares pursuant to the Shelf Registration Statement until receipt from the Company of copies of prospectus supplements or amendments prepared by or on behalf of the Company, together with a notification that the Suspension Notice is no longer in effect, and, if so directed by the Company, the Purchaser will deliver to the Company all copies in their possession of the prospectus covering such shares current at the time of receipt of any Suspension Notice. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of the Shelf Registration hereunder, the applicable time period during which the Shelf Registration Statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.

(iii) The Purchaser shall complete the Selling Security Holder Notice and Questionnaire to be distributed after the Closing Date. The Purchaser shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Purchaser to the Company or of the occurrence of any event as a result of which any prospectus included in the Registration Statement contains or would contain an untrue statement of a material fact regarding the Purchaser’s intended method of distribution of shares of the Company Stock or omits to state any material fact regarding the Purchaser’s intended method of distribution of shares of the Company Stock necessary to make the statements therein, in light of the circumstances then existing, not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Purchaser or the distribution of such shares, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

b. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Purchaser and the Other Purchasers pro rata on the basis of the number of their Registrable Securities so registered.

c. At its expense, for two years after the Closing Date the Company will:

(i) Prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Shelf Registration Statement for the period set forth in subsection (a) above.

(ii) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request;

(iii) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(iv) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

d. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Restricted Securities to the public without registration, so long as the Purchaser owns any Registrable Securities, the Company agrees to:

(i) Use its commercially reasonable efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act, as provided in Section 4(d) of the Purchase Agreement;

(ii) Use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act;

(iii) Furnish forthwith upon request by the Purchaser or its assignees a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing a Purchaser to sell any such securities without registration.

e. The rights to have the Company register Registrable Securities under this Section 2 may be transferred or assigned by Purchaser to a transferee or assignee of Registrable Securities, provided that the transferee or assignee (i) is a family member of the Purchaser or trust or other entity for the benefit of the Purchaser or its family or (ii) is acquiring a majority of the Purchaser’s Registrable Securities, and, provided, further, that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned.

f. Duties of Purchaser.

In connection with and as a condition to the Company’s obligations with respect to the Shelf Registration Statement, each Purchaser covenants and agrees that:

(i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has received notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective;

(ii) upon receipt of any notice from the Company contemplated by Section 2a(ii), Purchaser shall not offer or sell any Registrable Securities pursuant to the Registration Statement until, in the sole discretion of the Company, the event no longer precludes sale or Purchaser receives copies of the supplemented or amended Prospectus contemplated by Section 2a(ii) and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Purchaser will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Purchaser’s possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; and

(iii) the Purchaser and any of its officers, directors or affiliates, if any, shall comply with the provisions of Regulation M under the 1934 Act, or any successor regulations, as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement and shall enter into such written agreements as the Company shall request to ensure compliance with this Section.

g. The Company may immediately terminate any Registration Statement as to the Purchaser, and this Agreement shall cease to be in effect, if the Purchaser has engaged in any hedging transactions or shorting transactions in violation of Section 2 of the Purchase Agreement or Section 4(b) of this Agreement.

h. The Purchaser hereby agrees and acknowledges that the Shelf Registration Statement may cover securities of the Company to be resold by any other persons or entities, including Other Purchasers.

3. Indemnification; Contribution

a. Indemnification by the Company

The Company agrees to indemnify and hold harmless each Purchaser and its officers and directors and each Person, if any, who controls any Purchaser within the meaning of Section 15 of the 1933 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Purchaser, officer, director or controlling Person may become subject under the 1933 Act or otherwise that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in any Registration Statement; and

(iii) subject to the limitations set forth in Section 4.01(e), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under Sections or;

(iv) any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company;

(v) provided, however, that the indemnity provided pursuant to this Section shall not apply to any amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld), or to any Purchaser with respect to any of the foregoing in this Section that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in any Registration Statement or any amendment thereto or the prospectus or any amendment or supplement thereto, or the Purchaser’s or an underwriter’s failure to deliver a copy of any Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Purchaser or underwriter with the requested number of copies of the same.

b. Indemnification by Purchaser

Each Purchaser severally agrees to indemnify and hold harmless the Company and the other selling Purchaser, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Purchaser within the meaning of Section 15 of the 1933 Act, to the same extent as the indemnity contained in Section 3(a), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any amendment thereto or the prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Purchaser for use therein relating to the Purchaser’s status as a selling security Purchaser, Purchaser’s failure to deliver a copy of any Registration Statement or prospectus or any amendments or supplements thereto, to the extent such delivery is required to be made by Purchaser and after the Company has furnished Purchaser with the requested number of copies of the same, or the breach of any covenant contained in Section 2(a)(iii) or 2(f) hereof.

c. Conduct of Indemnification Proceedings

Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against the indemnified party in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in Sections 3a or 3b, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Sections 3a or b above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. Notwithstanding the foregoing, in no event shall the Company be obligated to pay or otherwise be responsible for the fees and expenses of more than one legal counsel that represents one Purchaser as the indemnified party and any Other Purchasers. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indem¬nified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section.

d. Contribution

(i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 3 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Purchaser shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Purchaser, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Purchaser on the other (in such proportions that the selling Purchaser are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(ii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3(d)(ii), each Person, if any, who controls a Purchaser within the meaning of Section 15 of the 1933 Act and directors and officers of a Purchaser shall have the same rights to contribution as such Purchaser, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

e. Survival of Provisions

The obligations of the Company and Purchaser under this Section shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.	Transfer of Shares

a. Purchaser agrees not to make any disposition of all or any portion of the Common Stock or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) the Purchaser shall have notified the Company of the proposed disposition and furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company and its counsel that such disposition will not require registration of such Registrable Securities under the 1933 Act.

b. The Purchaser agrees to not engage in hedging activities or engage in short sales of the Company’s Common Stock for so long as Purchaser owns any Registrable Securities.

5.	General Provisions

a. Amendments and Waivers

The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Purchaser of a majority of the outstanding Registrable Securities (treating for the purpose of such computation the Purchaser of Warrants as the Purchaser of Registrable Securities

issuable upon exercise of the Warrants). Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section shall be provided by the Company to each Purchaser of Registrable Securities at least 1 day prior to the effective date of such amendment, modification, supplement, waiver or consent.

b. Successors and Assigns

This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including subsequent Purchaser without the need for an express assignment. If any successor, assignee or transferee of any Purchaser shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

c. Specific Performance

The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

d. Notices

All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or (z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section , may designate from time to time:

(i)	If to Purchaser, to the addresses set forth in Exhibit A attached hereto, with a copy to the Purchaser, at the address set forth in the Purchase Agreement.
(ii)	If to the Company, to: Zynex Medical Holdings, Inc. 8100 Southpark, Suite A-9 Littleton, CO 80120 Attention: Peter J. Leveton Facsimile: (800) 495-6695
with a copy to: Holland & Hart LLP 555 Seventeenth Street Suite 3200 Denver, CO 80202 Attn: Mark R. Levy Facsimile: (303) 295-8261

e. Governing Law; Venue of Actions

(i) This Agreement shall be governed and construed in accordance with the internal laws of the State of Colorado as applied to contracts made and performed within the State of Colorado, without regard to the principles thereof regarding resolution of conflicts of law.

(ii) The Company and each Purchaser hereby submit to the jurisdiction of any state court of competent jurisdiction in and for Denver, Colorado, or in the United States District Court for the District of Colorado sitting at Arapahoe County, Colorado in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court; agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other Party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

f. Entire Agreement

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

g. Severability

In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

h. Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

*   signatures appear on following page    *

SIGNATURES

IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement to be as of the Effective Date.

Zynex Medical Holdings, Inc., Nevada corporation

By: ___________________________
Name:_________________________
Title:__________________________

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by the Purchaser.

     ___________________________

By: ___________________________
Name: _________________________
Title: __________________________